Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

April 5, 2016

CommonBond, Inc.
524 Broadway, 6th Floor
New York, New York 10013

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by CommonBond, Inc. (the “Company”) and Barclays Capital Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of CommonBond Student Loan Trust 2016-A, Private Credit Student Loan-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 22, 2016, representatives the Company provided us with a computer-generated student loan data file and related record layout containing, as represented to us by the Company, data as of March 16, 2016, with respect to 2,398 student loans (the “Initial Statistical Loan File”). Further, on March 27, 2016 representatives of the Company provided us with a supplemental student loan data file containing “borrower name” and “amount of last payment” information for each of the 2,398 student loans set forth on the Initial Statistical Loan File (the “Supplemental Loan File”).

Representatives of the Company instructed us to append the Initial Statistical Loan File with the information set forth on the Supplemental Loan File. The Initial Statistical Loan File, as adjusted, is herein referred to as the “Statistical Loan File.”

At your instruction, we randomly selected 100 student loans (the “Sample Loans”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.      Loan number (for informational purposes)

2.      Loan type (In-school, Refinance)

3.      Borrower name

4.      Borrower state

5.      Original loan balance

6.      Deferment end date (if applicable)

7.      Forbearance end date (if applicable)

8.      Amount of last payment

9.      First disbursement date

10.  Loan status

11.  Current interest rate

12.        Current loan balance

13.        Repayment begin date

14.        Repayment end date

15.        Borrower credit score

16.        Co-borrower credit score (if applicable)

17.        Credit score

18.        Borrower income

19.        School

20.        Graduation year

21.        Borrower degree program

We compared Characteristics 2. and 3. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (collectively, the “Originating Documents”) and to an electronic loan file, prepared, created, and delivered by the Company to us on March 31, 2016, from the Company’s servicing system as of March 16, 2016 (the “Servicer System File”); Characteristics 4. through 14. to the Servicer System File; Characteristics 15. through 17. to the “Credit Report;” Characteristic 18. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”) and Characteristics 19. through 21. to the Degree Verified Certificate, or other related correspondence (collectively, the “Degree Verification Form”).

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Characteristic 2., a loan type of (i) “refinance” as set forth on the Statistical Loan File is noted to be in agreement with “consolidation” as set forth on the Originating Documents and (ii) “in-school” as set forth on the Statistical Loan File is noted to be in agreement with “private education” as set forth on the Originating Documents. Further, a loan type of (i) “refinance” as set forth on the Statistical Loan File is noted to be in agreement with “CBGRL” or “CBHBRD” as set forth on the Servicer System File and (ii) “in-school” as set forth on the Statistical Loan File is noted to be in agreement with “CBMBA” and as set forth on the Servicer System File.

•	with respect to our comparison of Characteristic 5., for those Sample Loans indicated to be “in-school” as set forth on the Statistical Loan File, we were instructed to multiply the original loan balance as set forth on the Servicer System File by 102% and compare such recomputed amount. Such comparisons were found to be in agreement;

•	with respect to our comparison of Characteristic 17., if a borrower and co-borrower credit score were observed on the Credit Report, we compared the higher score; and

•	with respect to our comparison of Characteristic 18., differences of 2.5% or less of the borrower income amount indicated on the Statistical Loan File are noted to be in agreement;

The student loan documents (including the Servicer System File) described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Member of
Deloitte Touche Tohmatsu Limited

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 5, 2016. In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Three difference in School.
2	Five differences in Graduation year
3	Three differences in Borrower degree program
4	Two differences in Borrower income

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 5, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Degree Verification Form

1	2235840000L0XS425	School	University of the Incarnate Word	North Carolina School of the Arts
1	2235840000L1H843C	School	Saint Mary’s University	Texas A&M University – Corpus Christi
1	2235840000L20O44B	School	Palo Alto University	Ohio Northern University
2	2235840000L1K043O	Graduation Year	2016	2011
2	2235840000LOE73IH	Graduation Year	2014	2013
2	2235840000LPPF3OF	Graduation Year	1983	1980
2	2235840000LQH73S5	Graduation Year	2015	2011
2	9000030000L1MS006	Graduation Year	2014	2015
3	9000030000L2PO00H	Borrower degree program	Masters	Bachelors
3	9000030000L290002	Borrower Degree program	Masters	Bachelors
3	9000030000L29000A	Borrower Degree program	Masters	Bachelors

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Income Verification Documentation

4	2235840000LNBB3EC	Borrower Income	$5,000.00	$4,812.52
4	2235840000LRBR3WK	Borrower Income	$5,583.00	$9,284.65

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.